UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 5, 2020

Plug Power Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-34392	22-3672377
(State or other jurisdiction	(Commission File	(IRS Employer
of incorporation)	Number)	Identification No.)

968 Albany Shaker Road, Latham, New York	12110
(Address of principal executive offices)	(Zip Code)

(518) 782-7700

Registrant’s telephone number, including area code:

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	PLUG	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.02.	Termination of a Material Definitive Agreement.

The information contained in Item 8.01 is incorporated herein by reference.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

Plug Power Inc. (the “Company”) held its 2020 annual meeting of stockholders (the “Annual Meeting”) in a virtual meeting format via live audio webcast on June 5, 2010. At the Annual Meeting, the Company’s stockholders voted upon the following three matters:

1.  The election of Lucas P. Schneider and Jonathan Silver as Class III Directors, each to hold office until the Company’s 2023 annual meeting of stockholders and until such director’s successor is duly elected and qualified or until such director’s earlier resignation or removal.

2.  The approval of a non-binding advisory resolution regarding the compensation of the Company’s named executive officers.

3.  The ratification of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2020.

At the Annual Meeting, the stockholders elected both Lucas P. Schneider and Jonathan Silver as Class III Directors, approved the advisory resolution on the compensation of the Company’s named executive officers and ratified the appointment of KPMG as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2020.

Set forth below are the final voting results for each matter voted upon:

Proposal 1 – Election of Class III Directors

Director	For	Withheld	Broker Non-Votes
Lucas P. Schneider	90,687,743	4,167,264	120,218,630
Jonathan Silver	90,980,144	3,874,863	120,218,630

Proposal 2 – Non-binding, Advisory Vote on Named Executive Officer Compensation

For	Against	Abstain	Broker Non-Votes
77,123,513	10,356,218	7,375,276	120,218,630

Proposal 3 – Ratification of Appointment of KPMG

For	Against	Abstain	Broker Non-Votes
210,123,277	3,721,436	1,228,924	0

Item 8.01.	Other Events.

As previously disclosed on the Form 8-K filed on May 19, 2020, the Company repurchased $66,340,000 in aggregate principal amount of its 5.50% Convertible Senior Notes due 2023 (the “2023 notes”) on May 13, 2020. On June 5, 2020, the Company terminated 100% of the capped call transactions that it had entered into in connection with the issuance of the 2023 notes. The Company received proceeds of approximately $24.2 million in connection with such termination.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PLUG POWER INC.

Date: June 9, 2020	By:	/s/ Paul Middleton
Paul Middleton Chief Financial Officer